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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2004

Phosphate Resource Partners Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9164 (Commission File Number)	72-1067072 (I.R.S. Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois 60045 (847) 739-1200

(Address and telephone number, including area code, of principal executive offices)

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Item 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 29, 2004, IMC Global Inc. (NYSE: IGL) issued a press release announcing amendments to its existing senior credit facility.  Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.  Copies of the amendments are filed as Exhibits 4.ii.(a) and 4.ii.(b) hereto.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The Exhibits to this Report are listed in the Exhibit Index hereto.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Phosphate Resource Partners Limited Partnership By: PRP-GP LLC Its Administrative Managing General Partner
Robert M. Qualls Robert M. Qualls Vice President and Chief Financial Officer

Date:  April 1, 2004

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein by Reference to
2	Agreement and Plan of Merger dated as of March 17, 2004, among IMC Global Inc., PRP-GP LLC, Phosphate Resource Partners Limited Partnership, FMRP Inc. and Phosphate Acquisition Partners L.P.	Exhibit 2 to the Current Report on Form 8-K of IMC Global Inc. dated March 17, 2004 (SEC File No. 1-9759)
4.ii.(a)

Amendment No. 3 dated as of March 26, 2004 to the Amended and Restated Credit Agreement dated as of May 17, 2001, as amended and restated as of February 21, 2003 by and among IMC Global Inc., Phosphate Resource Partners Limited Partnership, IMC Phosphates Company, JP Morgan Chase Bank, as administrative agent, and the lenders party thereto

Exhibit 4.ii.(a) to the Current Report on Form 8-K of IMC Global Inc. dated March 17, 2004 (SEC File No. 1-9759)
4.ii.(b)

Amendment No. 4 dated as of March 26, 2004 to the Amended and Restated Credit Agreement dated as of May 17, 2001, as amended and restated as of February 21, 2003 by and among IMC Global Inc., Phosphate Resource Partners Limited Partnership, IMC Phosphates Company, JP Morgan Chase Bank, as administrative agent, and the lenders party thereto

Exhibit 4.ii.(b) to the Current Report on Form 8-K of IMC Global Inc. dated March 17, 2004 (SEC File No. 1-9759)
99.1	Press Release, dated March 29, 2004, "IMC Global Announces Amendments to Existing Senior Credit Facility"	Exhibit 99.1 to the Current Report on Form 8-K of IMC Global Inc. dated March 17, 2004 (SEC File No. 1-9759)